Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In re

GUILFORD MILLS, INC., et al., Debtors

Case No. 02-40667

                          Interim Financial Statements
                For the Period June 3, 2002 through June 30, 2002


Debtors' Address: 4925 West Market Street, Greensboro, N.C. 27407

Debtors' Attorney: Togut, Segal & Segal, LLP, One Penn Plaza, New York, NY 10119

Report Preparer: David H. Taylor

Disbursements by debtor during the report period and since the filing date:

      ---------------------------------- ------------------------------------ -------------------------------
      DEBTOR                                  DISBURSEMENTS THIS PERIOD         DISBURSEMENTS SINCE FILING
      ---------------------------------- ------------------------------------ -------------------------------
      Guilford Mills, Inc.                          $ 26,575,489                    $ 105,844,162
      ---------------------------------- ------------------------------------ -------------------------------
      Gold Mills, Inc.                                 2,399,859                        7,779,387
      ---------------------------------- ------------------------------------ -------------------------------
      Guilford Mills, (Michigan), Inc.                   160,415                          627,191
      ---------------------------------- ------------------------------------ -------------------------------
      Twin Rivers Textile
         Printing & Finishing                            159,114                          867,570
      ---------------------------------- ------------------------------------ -------------------------------
      GFD Fabrics, Inc.                                    3,306                           13,418
      ---------------------------------- ------------------------------------ -------------------------------
      Raschel Fashions Interknitting                      77,785                          403,282
      ---------------------------------- ------------------------------------ -------------------------------
      Curtains and Fabrics, Inc.                         772,306                        3,868,095
      ---------------------------------- ------------------------------------ -------------------------------


Note: The disbursement amounts reported as Raschel Fashions Interknitting were previously reported as relating to Hofmann Laces, Ltd. in error.

Net Loss during the reporting period:   $ (4,955,000)


In accordance with Title 28, Section 1746 of the United States Code, the undersigned having examined the attached monthly operating report, and being familiar with the Debtor's financial affairs, declares under penalty of perjury that to the best of his knowledge, these documents are true, correct and complete. The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date: July 22, 2002                       /s/ David H. Taylor
                                          ------------------------------------
                                          David H. Taylor
                                          Interim Chief Financial Officer

                              GUILFORD MILLS, INC.
                             (Debtors-In-Possession)
                          Interim Financial Statements
                For the Period June 3, 2002 through June 30, 2002


The condensed consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. The following condensed consolidated financial statements are included:


         Consolidated Statements of Operations for the four weeks and seventeen weeks ended June 30, 2002

         Condensed Consolidated Balance Sheet as of June 30, 2002

         Condensed Consolidated Statements of Cash Flows for the four weeks and seventeen weeks ended June 30, 2002

         Condensed Notes to Consolidated Financial Statements













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
                              Guilford Mills, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

-------------------------------------------------- -------------------------- -------------------------------
                                                    FOR THE FOUR WEEKS ENDED   FOR THE SEVENTEEN WEEKS ENDED
                                                          JUNE 30, 2002                JUNE 30, 2002
-------------------------------------------------- -------------------------- -------------------------------
NET SALES                                                      $ 27,245                    $ 119,610

COSTS AND EXPENSES:
        Cost of goods sold                                       23,415                      121,819
        Selling and administrative                                2,864                       16,719
          Reorganization costs                                      879                        8,336
        Restructuring and impaired asset charges                  5,827                       30,149
-------------------------------------------------- -------------------------- -------------------------------
                                                                 32,985                      177,023
-------------------------------------------------- -------------------------- -------------------------------

OPERATING LOSS                                                   (5,740)                     (57,413)
INTEREST EXPENSE                                                     81                        1,023
IMPAIRED INVESTMENTS                                                638                        9,327
OTHER INCOME, NET                                                  (554)                      (1,334)

-------------------------------------------------- -------------------------- -------------------------------
LOSS BEFORE INCOME TAX BENEFIT                                   (5,905)                     (66,429)

INCOME TAX BENEFIT                                                 (950)                     (12,757)
-------------------------------------------------- -------------------------- -------------------------------
NET INCOME (LOSS)                                           $    (4,955)                  $  (53,672)
-------------------------------------------------- -------------------------- -------------------------------



See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

-------------------------------------------------------------------- ------------------------
                                                                            JUNE 30,
                                                                              2002
-------------------------------------------------------------------- ------------------------
ASSETS
Cash and cash equivalents                                                 $     19,190
Accounts receivable, net                                                        45,189
Inventories                                                                     28,935
Other current assets                                                            43,853
-------------------------------------------------------------------- ------------------------

           Total current assets                                                137,167
-------------------------------------------------------------------- ------------------------
Property, net                                                                  111,149
Investment in foreign subsidiaries                                               9,111
Intercompany receivables, net                                                  108,162
Other assets                                                                    38,305
-------------------------------------------------------------------- ------------------------
           Total assets                                                      $ 403,894
-------------------------------------------------------------------- ------------------------

LIABILITIES
Accounts payable                                                          $     14,598
Short-term borrowings                                                              473
Other current liabilities                                                        8,919
-------------------------------------------------------------------- ------------------------
           Total current liabilities                                            23,990
-------------------------------------------------------------------- ------------------------
           Total long-term liabilities                                           4,798
-------------------------------------------------------------------- ------------------------
Liabilities subject to compromise                                              341,481

STOCKHOLDERS' INVESTMENT
Common stock                                                                       655
Capital in excess of par                                                       119,984
Retained earnings                                                               47,517
Accumulated other comprehensive loss                                            (4,520)
Other stockholders' investment                                                (130,011)
-------------------------------------------------------------------- ------------------------
           Total stockholders' investment                                       33,625
-------------------------------------------------------------------- ------------------------
           Total liabilities and stockholders' investment                    $ 403,894
-------------------------------------------------------------------- ------------------------


See accompanying condensed notes to consolidated financial statements.



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
                              Guilford Mills, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

---------------------------------------------------------------- -------------------------- ----------------------------
                                                                    FOR THE FOUR WEEKS         FOR THE SEVENTEEN WEEKS
                                                                    ENDED JUNE 30, 2002          ENDED JUNE 30, 2002
---------------------------------------------------------------- -------------------------- ----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                $ (4,955)                $  (53,672)
  Depreciation and amortization                                              2,764                     11,480
  Unexpended restructuring costs                                             5,754                     40,896
  Non-cash reorganization costs                                                 --                      2,417
  Other adjustments to net loss, net                                            40                    (11,732)
  Net changes in operating assets and liabilities                           (1,103)                    28,365
---------------------------------------------------------------- -------------------------- ----------------------------
         Net cash provided by operating activities                           2,500                     17,754
---------------------------------------------------------------- -------------------------- ----------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds on dispositions of property                                         --                     10,639
  Additions to property                                                       (276)                      (802)
  Other investing activities, net                                               --                        (71)
---------------------------------------------------------------- -------------------------- ----------------------------
         Net cash (used in) provided by investing activities                  (276)                     9,766
---------------------------------------------------------------- -------------------------- ----------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Short-term borrowings, net                                                (2,284)                   (19,289)
---------------------------------------------------------------- -------------------------- ----------------------------
         Net cash used in financing activities                              (2,284)                   (19,289)
---------------------------------------------------------------- -------------------------- ----------------------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                           (60)                     8,231

    EQUIVALENTS

BEGINNING CASH AND CASH EQUIVALENTS                                         19,250                     10,959

---------------------------------------------------------------- -------------------------- ----------------------------

ENDING CASH AND CASH EQUIVALENTS                                          $ 19,190                   $ 19,190
---------------------------------------------------------------- -------------------------- ----------------------------


See accompanying condensed notes to consolidated financial statements.



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
                              GUILFORD MILLS, INC.
              CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Debtors-In-Possession)
                                  June 30, 2002
                                 (In thousands)
                                   (Unaudited)


1. The Company -- The accompanying financial statements are the condensed consolidated financial statements of Guilford Mills, Inc. and all of its domestic subsidiaries (collectively "Guilford" or "the Company"), which are listed below.

        ----------------------------------------------- --------------------------------------------
        Guilford Mills, Inc.                            Hofmann Laces, Ltd.
        ----------------------------------------------- --------------------------------------------
        Gold Mills, Inc.                                Gold Mills Farms, Inc.
        ----------------------------------------------- --------------------------------------------
        Mexican Industries of North Carolina, Inc.      Guilford Mills, (Michigan), Inc.
        ----------------------------------------------- --------------------------------------------
        GMI Computer Sales, Inc.                        GFD Services, Inc.
        ----------------------------------------------- --------------------------------------------
        GFD Fabrics, Inc.                               Raschel Fashions Interknitting, Ltd.
        ----------------------------------------------- --------------------------------------------
        Curtains and Fabrics, Inc.                      Twin Rivers Textile Printing & Finishing
        ----------------------------------------------- --------------------------------------------
        Advisory Research Services, Inc.                Guilford Airmont, Inc.
        ----------------------------------------------- --------------------------------------------


These statements do not include the results of Guilford's foreign subsidiaries.

2. Basis of Presentation -- The accompanying unaudited consolidated condensed financial statements are presented in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code"("SOP 90-7"). These statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The filing of the voluntary Chapter 11 petitions referred to below, losses from operations and negative cash flow from operations raise doubt about the Company's ability to continue as a going concern. The appropriateness of using a going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations and the ability to generate cash from operations and financing sources sufficient to meet obligations. As a result of the filing of the Chapter 11 cases and related circumstances, realization of assets and liquidation of liabilities is subject to significant uncertainty. While under the protection of Chapter 11, the Debtors (as defined below in Note 3) may sell or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the consolidated condensed financial statements. Further, the proposed plan of reorganization could materially change the amounts reported in the accompanying consolidated condensed financial statements. The consolidated condensed financial statements do not include any adjustments relating to recoverability of the value of recorded asset amounts or the amount and classification of liabilities that might be necessary as a consequence of a plan of reorganization. At this time, it is not possible to predict the outcome of the Chapter 11 cases or their effect on the Company's business, its financial position, results of operations or cash flows. The Company believes the DIP Facility (as defined below in Note 3), should provide the Company with adequate liquidity to conduct its business while it prepares a reorganization plan. However, the Company's liquidity, capital resources, results of operations and ability to continue as a going concern are subject to known and unknown risks and uncertainties.

3. Bankruptcy Proceedings -- On March 5, 2002, the Company reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. Under the restructuring, the Company expects that, in accordance with the agreement in principle and subject to confirmation of the plan of reorganization, the Company's outstanding senior debt will be reduced to approximately $145 million, and the Company's unsecured trade creditors will be paid in full.

To conclude the restructuring as quickly as possible, the Company and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on March 13, 2002. The Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered


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
under case no. 02-40667 (BRL). As of the date of this filing, the Debtors are continuing to operate their business as debtors-in-possession under Chapter 11 of the Bankruptcy Code and are subject to the jurisdiction of the Bankruptcy Court. The Company's foreign subsidiaries have not filed voluntary petitions and are therefore not debtors.

As a result of these filings, actions to collect pre-petition indebtedness are stayed and certain other pre-petition contractual obligations against the Debtors may not be enforceable. In addition, under the Bankruptcy Code, the Debtors may assume or reject executory contracts, including real estate leases, employment contracts, personal property leases, service contracts and other unexpired, executory pre-petition contracts, subject to Bankruptcy Court approval. Parties affected by these rejections may file claims with the Bankruptcy Court in accordance with the Bankruptcy Code. The Debtors cannot presently determine or reasonably estimate the ultimate liability that may result from the filing of claims for all contracts that may be rejected. The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court.

On July 11, 2002, the Debtors filed a reorganization plan that provides for emergence from bankruptcy during the fourth quarter of fiscal year 2002. There can be no assurance that the reorganization plan proposed by the Debtors will be confirmed by the Bankruptcy Court or that the plan will be consummated. It is contemplated that upon emergence, all of the Company's currently outstanding common stock will be cancelled, and the Company will then immediately issue to its current senior lenders and to its existing stockholders shares of Company common stock representing 90% and 10%, respectively, of the reorganized Company's total outstanding common stock.

If the plan is not accepted by the required number of creditors and equity holders within the required period, any party in interest may subsequently file its own plan of reorganization for the Debtors. A plan of reorganization must be confirmed by the Bankruptcy Court, upon certain findings being made by the Bankruptcy Court which are required by the Bankruptcy Code. The Bankruptcy Court may confirm a plan of reorganization notwithstanding the non-acceptance of the plan by an impaired class of creditors or equity holders if certain requirements of the Bankruptcy Code are met. The Chapter 11 filing, the uncertainty regarding the eventual outcome of the reorganization case and the effect of other unknown adverse factors could threaten the Company's existence as a going concern.

At a hearing held on March 14, 2002, the Bankruptcy Court entered orders granting authority to the Debtors to, among other things, pay certain pre-petition employee wages, salaries, benefits and other employee obligations, and pay certain administrative fees and insurance related obligations.

The Company entered into a $30 million Debtor-In-Possession Credit Agreement, dated as of March 13, 2002, (the "DIP facility") with Wachovia Bank. Borrowings against the DIP facility have an interest rate equal to Wachovia's Base Rate plus 2.5% or, at Guilford's option, LIBOR plus 3.5%, for interest periods of 1 or 3 months. The actual borrowing availability is calculated using a "borrowing base", as defined therein, based upon levels of accounts receivable and inventory, and may be less than $30 million. The Company may use this facility during the period of the bankruptcy proceeding to continue its ordinary course day-to-day operations, service its customers and complete its strategic business restructuring. As of the date hereof, the Company has no borrowings under this facility.

4. Liabilities Subject to Compromise -- The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Such liabilities are classified as "liabilities subject to compromise". The table below summarizes the Company's liabilities subject to compromise.

                                                   BALANCE AS OF JUNE 30,
                                                            2002
                                                  ------------------------
  Long-term debt classified current                         $239,842
  Accounts payable                                            15,883
  Current maturities of long-term debt                        23,162
  Long-term deferred compensation                             15,029
  Accrued interest payable                                    10,953
  Deferred pension                                             6,942
  Income taxes payable                                         6,274
  Other pre-petition obligations                              23,396
                                                           ---------
  Total                                                     $341,481
                                                  ========================














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